Bank of Hawaii Corporation Third Quarter 2019 Financial Results

•Diluted Earnings Per Share $1.29
•Net Income $52.1 Million
•Board of Directors Declares Dividend of $0.67 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 28, 2019) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $1.29 for the third quarter of 2019, down from $1.40 in the second quarter of 2019 and $1.36 in the third quarter of 2018. Net income for the third quarter of 2019 was $52.1 million compared with net income of $56.9 million in the previous quarter and $56.9 million in the same quarter last year. Net income in the third quarter of 2019 included the previously announced increase in the legal reserve of $6.0 million related to the tentative settlement of a class action lawsuit regarding the Company’s overdraft practices.

Loan and lease balances increased to $10.9 billion at September 30, 2019, up 1.1 percent from June 30, 2019 and up 6.4 percent compared with September 30, 2018. Deposits were $15.3 billion at the end of the third quarter of 2019, down 1.0 percent from the previous quarter primarily due to a seasonal decline in public deposits and up 3.4 percent compared with the third quarter last year.

"We were pleased with Bank of Hawaii’s overall financial results during the third quarter of 2019," said Peter S. Ho, Chairman, President, and CEO. “Loan balances continue to grow, deposits were in line with our expectations, total revenue increased, asset quality remains strong, and our core expenses were well controlled.”

The return on average assets for the third quarter of 2019 was 1.17 percent compared with 1.31 percent in the previous quarter and 1.33 percent in the same quarter last year. The return on average equity for the third quarter of 2019 was 16.02 percent compared with 17.97 percent for the second quarter of 2019 and 18.06 percent in the third quarter of 2018. The efficiency ratio for the third quarter of 2019 was 58.55 percent compared with 54.69 percent in the previous quarter and 55.07 percent in the same quarter last year.

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Bank of Hawaii Corporation Third Quarter 2019 Financial Results      Page 2

For the nine-month period ended September 30, 2019, net income was $167.8 million, an increase of $2.1 million from net income of $165.7 million for the same period last year. Diluted earnings per share were $4.11 for the nine-month period in 2019 compared with diluted earnings per share of $3.93 for the same period in 2018. The 2019 year-to-date return on average assets was 1.29 percent compared with 1.31 percent for the same period in 2018. The 2019 year-to-date return on average equity was 17.58 percent compared with 17.83 percent for the nine months ended September 30, 2018. The efficiency ratio for the nine-month period ended September 30, 2019 was 56.16 percent compared with 56.36 percent for the same period last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2019 was $125.2 million, an increase of $0.5 million from net interest income of $124.7 million in the second quarter of 2019 and an increase of $1.0 million from net interest income of $124.2 million in the third quarter of last year. Net interest income for the nine-month period in 2019 was $375.7 million, an increase of $9.4 million from net interest income of $366.3 million for the same period in 2018. Analyses of the changes in net interest income are included in Tables 8a, 8b, and 8c.

The net interest margin was 3.01 percent for the third quarter of 2019, a decrease of 3 basis points from the net interest margin of 3.04 percent in the second quarter of 2019 and a 6 basis point decrease from the net interest margin of 3.07 percent in the third quarter of 2018. The net interest margin for the first nine months of 2019 was 3.05 percent, an increase of 1 basis point compared with 3.04 percent for the same nine-month period last year.

Results for the third quarter of 2019 included a provision for credit losses of $4.3 million compared with a provision for credit losses of $4.0 million in the previous quarter and $3.8 million in the same quarter last year. The provision for credit losses during the first nine months of 2019 was $11.3 million compared with $11.4 million during the same period in 2018.

Noninterest income was $46.5 million in the third quarter of 2019, up $1.0 million from noninterest income of $45.5 million in the second quarter of 2019 and up $5.0 million from $41.5 million in the same quarter last year. Noninterest income during the third quarter of 2019 included a negative adjustment of $0.5 million related to a change in the Visa Class B conversion ratio. There were no significant items in noninterest income during the second quarter of 2019 or the third quarter of 2018. The increase in noninterest income compared to the third quarter of 2018 was largely due to an increase in mortgage banking income and customer derivative activity. Noninterest income for the nine-months ended September 30, 2019 was $135.6 million, an increase of $8.8 million compared with noninterest income of $126.8 million for the same period in 2018.

Noninterest expense was $100.3 million in the third quarter of 2019, up $7.6 million from noninterest expense of $92.7 million in the previous quarter and up $9.8 million from $90.5 million in the same quarter last year. Noninterest expense during the third quarter of 2019 included the previously mentioned $6.0 million increase in the legal reserve. There were no significant items in noninterest expense during the second quarter of 2019 or the third quarter of 2018. Noninterest expense for the nine-months ended September 30, 2019 was $286.1 million compared with noninterest expense of $275.7 million for the same period in 2018. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The effective tax rate for the third quarter of 2019 was 22.08 percent compared with 21.84 percent in the previous quarter and 18.75 percent during the same quarter last year. The effective tax rate for the nine-month period ended September 30, 2019 was 20.89 percent compared with 18.00 percent for the same period last year.

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Bank of Hawaii Corporation Third Quarter 2019 Financial Results      Page 3

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services and Private Banking, and Treasury and Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company’s overall asset quality remained strong during the third quarter of 2019. Total non-performing assets were $21.6 million at September 30, 2019, down from $21.8 million at June 30, 2019 and up from $13.8 million at September 30, 2018. As a percentage of total loans and leases and foreclosed real estate, non-performing assets were 0.20 percent at September 30, 2019, unchanged from June 30, 2019 and up from 0.13 percent at September 30, 2018.

Accruing loans and leases past due 90 days or more were $6.1 million at September 30, 2019 compared with $6.4 million at June 30, 2019 and $8.1 million at September 30, 2018. Restructured loans and leases not included in non-accrual loans or accruing loans past due 90 days or more were $46.2 million at September 30, 2019, down from $48.6 million at June 30, 2019 and $49.5 million at September 30, 2018. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loans and leases charged off during the third quarter of 2019 were $3.0 million or 0.11 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $5.8 million during the quarter were partially offset by recoveries of $2.8 million. Net charge-offs during the second quarter of 2019 were $2.4 million or 0.09 percent annualized of total average loans and leases outstanding and were comprised of $5.1 million in charge-offs partially offset by recoveries of $2.8 million. Net charge-offs during the third quarter of 2018 were $3.3 million or 0.13 percent annualized of total average loans and leases outstanding and were comprised of $6.0 million in charge-offs partially offset by recoveries of $2.7 million. Net charge-offs in the nine-month period ended September 30, 2019 were $9.0 million, or 0.11 percent annualized of total average loans and leases outstanding compared with net charge-offs of $10.1 million, or 0.14 percent annualized of total average loans and leases outstanding for the same period in 2018.

The allowance for loan and lease losses was $108.9 million at September 30, 2019 compared with $107.7 million at June 30, 2019 and $108.7 million at September 30, 2018. The ratio of the allowance for loan and lease losses to total loans and leases outstanding was 1.00 percent at September 30, 2019, unchanged from the previous quarter and down 6 basis points from the end of the same quarter last year. The reserve for unfunded commitments at September 30, 2019 of $6.8 million was unchanged from June 30, 2019 and September 30, 2018. Details of loan and lease charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets were $17.7 billion at September 30, 2019, down $16.7 million from June 30, 2019 and up $680.4 million from total assets of $17.0 billion at September 30, 2018. Average total assets were $17.6 billion during the third quarter of 2019 compared with $17.5 billion during the previous quarter and $17.0 billion during the same quarter last year.

The investment securities portfolio was $5.5 billion at September 30, 2019, a decrease of $68.3 million from total securities of $5.6 billion at June 30, 2019 and a decrease of $172.9 million from total securities of $5.7 billion at September 30, 2018. The portfolio remains largely comprised of securities issued by U. S. government agencies and included $2.9 billion in securities held to maturity and $2.6 billion in securities available for sale at September 30, 2019.

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Bank of Hawaii Corporation Third Quarter 2019 Financial Results      Page 4

Total loans and leases were $10.9 billion at September 30, 2019, an increase of $122.2 million from total loans and leases of $10.8 billion at June 30, 2019 and up $650.2 million from total loans and leases of $10.2 billion at September 30, 2018. Average total loans and leases were $10.8 billion during the third quarter of 2019 compared with $10.6 billion during the previous quarter and $10.1 billion during the same quarter last year. The commercial loan portfolio increased to $4.2 billion at the end of the third quarter of 2019, up $54.4 million from $4.1 billion at the end of the previous quarter and up $256.4 million from $3.9 billion at the end of the third quarter last year. Total consumer loans increased to $6.7 billion at the end of the third quarter of 2019, up $67.8 million from $6.7 billion at the end of the previous quarter and up $393.8 million from $6.3 billion at the end of the third quarter last year. Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $15.3 billion at September 30, 2019, a decrease of $148.1 million from total deposits of $15.5 billion at June 30, 2019 and an increase of $497.4 million from total deposits of $14.8 billion at September 30, 2018. Average total deposits were $15.3 billion during the third quarter of 2019 compared with $15.2 billion during the previous quarter and $14.8 billion during the same quarter last year. Consumer deposits were $7.9 billion at the end of the third quarter of 2019, up $13.2 million from $7.9 billion at the end of the previous quarter and up $265.9 million from $7.6 billion at the end of the same quarter last year. Commercial deposits were $6.2 billion at the end of the third quarter of 2019, down $25.5 million from $6.2 billion at the end of the previous quarter and up $186.1 million from $6.0 billion at the end of the same quarter last year. Other deposits, including public funds, were $1.3 billion at September 30, 2019, down $135.7 million from $1.4 billion at June 30, 2019 and up $45.3 million from $1.2 billion at September 30, 2018. Deposit balances are summarized in Tables 7 and 10.

During the third quarter of 2019, the Company repurchased 0.4 million shares of common stock at a total cost of $29.9 million under its share repurchase program. The average cost was $83.07 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through September 30, 2019, the Company has repurchased 56.6 million shares and returned $2.3 billion to shareholders at an average cost of $40.09 per share. Remaining buyback authority under the share repurchase program was $57.0 million at September 30, 2019. From October 1 through October 25, 2019 the Company repurchased an additional 92.0 thousand shares of common stock at an average cost of $84.46 per share.

Total shareholders’ equity was $1.29 billion at September 30, 2019, up slightly from $1.29 billion at June 30, 2019 and up from $1.25 billion at September 30, 2018. The Tier 1 Capital Ratio was 12.33 percent at September 30, 2019 compared with 12.46 percent at June 30, 2019 and 13.20 percent at September 30, 2018. The Tier 1 leverage ratio at September 30, 2019 was 7.32 percent compared with 7.36 percent at June 30, 2019 and 7.55 percent at September 30, 2018.

The Company’s Board of Directors declared a quarterly cash dividend of $0.67 per share on the Company’s outstanding shares. The dividend will be payable on December 13, 2019 to shareholders of record at the close of business on November 29, 2019.

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Bank of Hawaii Corporation Third Quarter 2019 Financial Results      Page 5

Hawaii Economy

General economic conditions in Hawaii remained positive during the third quarter of 2019 although recent trends indicate a more modest growth rate for the State going forward. The statewide seasonally-adjusted unemployment rate continues to remain low at 2.7 percent in September 2019 compared to 3.5 percent nationally. Total visitor arrivals increased 5.2 percent in the first eight months of 2019 compared to the same eight-month period in 2018 supported by strong growth in air seat capacity. Total visitor spending decreased 0.5 percent for the eight-month period in 2019 compared with the same eight-month period in 2018. The real estate market remains active with strong growth in single-family home sales during the third quarter of 2019. For the first nine months of 2019, the median sales price of a single-family home on Oahu decreased 0.5 percent and the median price of a condominium on Oahu decreased 1.0 percent compared with the same period in 2018. The volume of single-family home sales on Oahu increased 0.8 percent and the volume of condominium sales on Oahu decreased 6.7 percent for the first nine months of 2019 compared to the same nine-month period in 2018. As of September 30, 2019, months of inventory of single-family homes and condominiums on Oahu were 3.5 months and 3.9 months, respectively. More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The call will be accessible via teleconference and via the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The toll-free number is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, October 28, 2019. The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 2768225 when prompted. In addition, a replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the U.S. Securities and Exchange Commission. We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific. The Company's principal subsidiary, Bank of Hawaii, was founded in 1897. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2019	2019	2018	2019	2018
For the Period:
Operating Results
Net Interest Income	$124,896	$124,097	$122,927	$373,830	$362,379
Provision for Credit Losses	4,250	4,000	3,800	11,250	11,425
Total Noninterest Income	46,507	45,450	41,482	135,636	126,815
Total Noninterest Expense	100,349	92,725	90,538	286,131	275,713
Net Income	52,052	56,919	56,933	167,770	165,691
Basic Earnings Per Share	1.30	1.40	1.37	4.14	3.96
Diluted Earnings Per Share	1.29	1.40	1.36	4.11	3.93
Dividends Declared Per Share	0.65	0.65	0.60	1.92	1.72

Performance Ratios
Return on Average Assets	1.17%	1.31%	1.33%	1.29%	1.31%
Return on Average Shareholders' Equity	16.02	17.97	18.06	17.58	17.83
Efficiency Ratio [1]	58.55	54.69	55.07	56.16	56.36
Net Interest Margin [2]	3.01	3.04	3.07	3.05	3.04
Dividend Payout Ratio [3]	50.00	46.43	43.80	46.38	43.43
Average Shareholders' Equity to Average Assets	7.32	7.27	7.35	7.31	7.32

Average Balances
Average Loans and Leases	$10,770,720	$10,631,558	$10,081,886	$10,624,311	$9,950,518
Average Assets	17,605,394	17,480,651	17,015,340	17,442,054	16,965,075
Average Deposits	15,330,691	15,162,782	14,820,480	15,156,275	14,750,382
Average Shareholders' Equity	1,289,417	1,270,162	1,250,500	1,275,753	1,242,629

Per Share of Common Stock
Book Value	$32.00	$31.61	$29.98	$32.00	$29.98
Tangible Book Value	31.22	30.83	29.22	31.22	29.22
Market Value
Closing	85.93	82.91	78.91	85.93	78.91
High	88.20	84.53	86.53	88.20	89.09
Low	79.13	75.24	78.30	66.54	78.30

		September 30,	June 30,	December 31,	September 30,
		2019	2019	2018	2018
As of Period End:
Balance Sheet Totals
Loans and Leases		$10,881,298	$10,759,129	$10,448,774	$10,231,062
Total Assets		17,672,140	17,688,845	17,143,974	16,991,734
Total Deposits		15,340,752	15,488,821	15,027,242	14,843,335
Other Debt		110,585	110,605	135,643	185,662
Total Shareholders' Equity		1,291,490	1,285,948	1,268,200	1,253,327

Asset Quality
Non-Performing Assets		$21,645	$21,782	$12,930	$13,798
Allowance for Loan and Lease Losses		108,936	107,672	106,693	108,690
Allowance to Loans and Leases Outstanding		1.00%	1.00%	1.02%	1.06%

Capital Ratios
Common Equity Tier 1 Capital Ratio		12.33%	12.46%	13.07%	13.20%
Tier 1 Capital Ratio		12.33	12.46	13.07	13.20
Total Capital Ratio		13.44	13.57	14.21	14.38
Tier 1 Leverage Ratio		7.32	7.36	7.60	7.55
Total Shareholders' Equity to Total Assets		7.31	7.27	7.40	7.38
Tangible Common Equity to Tangible Assets [4]		7.14	7.10	7.23	7.20
Tangible Common Equity to Risk-Weighted Assets [4]		12.10	12.17	12.52	12.56

Non-Financial Data
Full-Time Equivalent Employees		2,124	2,152	2,122	2,143
Branches		67	68	69	69
ATMs		379	383	382	382

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."
Note: Common Equity Tier 1 and Tier 1 Capital Ratios were revised from 13.19% and Tangible Common Equity to Risk-Weighted Assets was revised from 12.55% as of September 30, 2018.

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures					Table 2
		September 30,	June 30,	December 31,	September 30,
(dollars in thousands)		2019	2019	2018	2018

Total Shareholders' Equity		$1,291,490	$1,285,948	$1,268,200	$1,253,327
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity		$1,259,973	$1,254,431	$1,236,683	$1,221,810

Total Assets		$17,672,140	$17,688,845	$17,143,974	$16,991,734
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Assets		$17,640,623	$17,657,328	$17,112,457	$16,960,217

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements	$10,416,560	$10,309,085	$9,878,904	$9,731,082

Total Shareholders' Equity to Total Assets		7.31%	7.27%	7.40%	7.38%
Tangible Common Equity to Tangible Assets (Non-GAAP)		7.14%	7.10%	7.23%	7.20%

Tier 1 Capital Ratio		12.33%	12.46%	13.07%	13.20%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)		12.10%	12.17%	12.52%	12.56%

Note: Risk-Weighted Assets was revised from $9,732,618, Tier 1 Capital Ratio was revised from 13.19%, and Tangible Common Equity to Risk-Weighted Assets
was revised from 12.55% as of September 30, 2018.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2019	2019	2018	2019	2018
Interest Income
Interest and Fees on Loans and Leases	$110,877	$110,401	$104,248	$329,789	$303,193
Income on Investment Securities
Available-for-Sale	17,512	15,072	12,588	46,016	37,109
Held-to-Maturity	18,796	22,149	20,821	62,866	62,828
Deposits	9	9	10	33	24
Funds Sold	656	730	1,393	2,830	2,996
Other	233	210	364	762	1,005
Total Interest Income	148,083	148,571	139,424	442,296	407,155
Interest Expense
Deposits	18,055	18,628	10,931	51,967	27,971
Securities Sold Under Agreements to Repurchase	4,257	4,623	4,667	13,451	13,848
Funds Purchased	146	512	33	815	169
Short-Term Borrowings	1	1	28	38	57
Other Debt	728	710	838	2,195	2,731
Total Interest Expense	23,187	24,474	16,497	68,466	44,776
Net Interest Income	124,896	124,097	122,927	373,830	362,379
Provision for Credit Losses	4,250	4,000	3,800	11,250	11,425
Net Interest Income After Provision for Credit Losses	120,646	120,097	119,127	362,580	350,954
Noninterest Income
Trust and Asset Management	10,930	11,385	10,782	33,076	33,319
Mortgage Banking	4,864	3,336	1,965	10,487	6,289
Service Charges on Deposit Accounts	7,592	7,283	7,255	22,239	21,249
Fees, Exchange, and Other Service Charges	14,900	14,252	14,173	43,360	42,906
Investment Securities Gains (Losses), Net	(1,469)	(776)	(729)	(3,080)	(3,097)
Annuity and Insurance	1,278	1,806	1,360	5,662	4,413
Bank-Owned Life Insurance	1,647	1,779	1,620	5,136	5,258
Other	6,765	6,385	5,056	18,756	16,478
Total Noninterest Income	46,507	45,450	41,482	135,636	126,815
Noninterest Expense
Salaries and Benefits	54,345	53,511	51,782	164,442	158,352
Net Occupancy	8,803	8,579	8,702	24,976	25,824
Net Equipment	7,637	6,895	6,116	21,365	17,488
Data Processing	4,676	4,727	4,241	13,929	12,695
Professional Fees	2,184	2,177	2,206	6,814	7,525
FDIC Insurance	1,257	1,290	2,057	3,816	6,396
Other	21,447	15,546	15,434	50,789	47,433
Total Noninterest Expense	100,349	92,725	90,538	286,131	275,713
Income Before Provision for Income Taxes	66,804	72,822	70,071	212,085	202,056
Provision for Income Taxes	14,752	15,903	13,138	44,315	36,365
Net Income	$52,052	$56,919	$56,933	$167,770	$165,691
Basic Earnings Per Share	$1.30	$1.40	$1.37	$4.14	$3.96
Diluted Earnings Per Share	$1.29	$1.40	$1.36	$4.11	$3.93
Dividends Declared Per Share	$0.65	$0.65	$0.60	$1.92	$1.72
Basic Weighted Average Shares	40,190,508	40,541,594	41,620,776	40,554,036	41,846,080
Diluted Weighted Average Shares	40,450,742	40,769,767	41,899,401	40,806,295	42,133,776

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2019	2019	2018	2019	2018
Net Income	$52,052	$56,919	$56,933	$167,770	$165,691
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	5,405	16,209	(5,599)	28,533	(17,694)
Defined Benefit Plans	245	245	216	736	648
Other Comprehensive Income (Loss)	5,650	16,454	(5,383)	29,269	(17,046)
Comprehensive Income	$57,702	$73,373	$51,550	$197,039	$148,645

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2019	2019	2018	2018
Assets
Interest-Bearing Deposits in Other Banks	$2,946	$3,859	$3,028	$3,725
Funds Sold	108,446	204,340	198,860	104,199
Investment Securities
Available-for-Sale	2,594,394	2,649,949	2,007,942	2,049,687
Held-to-Maturity (Fair Value of $2,972,273; $2,973,229; $3,413,994; and $3,549,235)	2,946,910	2,959,611	3,482,092	3,664,487
Loans Held for Sale	36,720	22,706	10,987	18,063
Loans and Leases	10,881,298	10,759,129	10,448,774	10,231,062
Allowance for Loan and Lease Losses	(108,936)	(107,672)	(106,693)	(108,690)
Net Loans and Leases	10,772,362	10,651,457	10,342,081	10,122,372
Total Earning Assets	16,461,778	16,491,922	16,044,990	15,962,533
Cash and Due from Banks	259,492	282,164	324,081	227,049
Premises and Equipment, Net	179,453	169,671	151,837	142,928
Operating Lease Right-of-Use Assets	101,005	103,336	—	—
Accrued Interest Receivable	47,897	49,726	51,230	54,839
Foreclosed Real Estate	2,939	2,737	1,356	1,909
Mortgage Servicing Rights	24,408	24,233	24,310	24,463
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	286,936	285,295	283,771	282,637
Other Assets	276,715	248,244	230,882	263,859
Total Assets	$17,672,140	$17,688,845	$17,143,974	$16,991,734

Liabilities
Deposits
Noninterest-Bearing Demand	$4,392,706	$4,528,251	$4,739,596	$4,678,981
Interest-Bearing Demand	3,000,865	3,033,066	3,002,925	2,975,069
Savings	6,141,098	6,004,528	5,539,199	5,444,053
Time	1,806,083	1,922,976	1,745,522	1,745,232
Total Deposits	15,340,752	15,488,821	15,027,242	14,843,335
Short-Term Borrowings	—	—	199	629
Securities Sold Under Agreements to Repurchase	604,299	504,299	504,296	504,293
Other Debt	110,585	110,605	135,643	185,662
Operating Lease Liabilities	108,264	110,483	—	—
Retirement Benefits Payable	39,682	40,047	40,494	36,288
Accrued Interest Payable	8,435	9,454	8,253	7,689
Taxes Payable and Deferred Taxes	21,089	21,337	19,736	15,549
Other Liabilities	147,544	117,851	139,911	144,962
Total Liabilities	16,380,650	16,402,897	15,875,774	15,738,407
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2019 - 58,176,305 / 40,359,259;
June 30, 2019 - 58,175,367 / 40,687,719; December 31, 2018 - 58,063,689 / 41,499,898;
and September 30, 2018 - 58,070,578 / 41,809,551)	579	579	577	577
Capital Surplus	580,200	577,346	571,704	569,223
Accumulated Other Comprehensive Loss	(21,774)	(27,424)	(51,043)	(59,238)
Retained Earnings	1,730,437	1,704,993	1,641,314	1,612,998
Treasury Stock, at Cost (Shares: September 30, 2019 - 17,817,046; June 30, 2019 - 17,487,648;
December 31, 2018 - 16,563,791; and September 30, 2018 - 16,261,027)	(997,952)	(969,546)	(894,352)	(870,233)
Total Shareholders' Equity	1,291,490	1,285,948	1,268,200	1,253,327
Total Liabilities and Shareholders' Equity	$17,672,140	$17,688,845	$17,143,974	$16,991,734

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
	Common Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2018	41,499,898	$577	$571,704	$(51,043)	$1,641,314	$(894,352)	$1,268,200
Net Income	—	—	—	—	167,770	—	167,770
Other Comprehensive Income	—	—	—	29,269	—	—	29,269
Share-Based Compensation	—	—	6,662	—	—	—	6,662
Common Stock Issued under Purchase and Equity
Compensation Plans	200,984	2	1,834	—	(109)	4,275	6,002
Common Stock Repurchased	(1,341,623)	—	—	—	—	(107,875)	(107,875)
Cash Dividends Declared ($1.92 per share)	—	—	—	—	(78,538)	—	(78,538)
Balance as of September 30, 2019	40,359,259	$579	$580,200	$(21,774)	$1,730,437	$(997,952)	$1,291,490

Balance as of December 31, 2017	42,401,443	$576	$561,161	$(34,715)	$1,512,218	$(807,372)	$1,231,868
Net Income	—	—	—	—	165,691	—	165,691
Other Comprehensive Loss	—	—	—	(17,046)	—	—	(17,046)
Reclassification of the Income Tax Effects of the
Tax Cuts and Jobs Act from AOCI	—	—	—	(7,477)	7,477	—	—
Share-Based Compensation	—	—	6,208	—	—	—	6,208
Common Stock Issued under Purchase and Equity
Compensation Plans	203,289	1	1,854	—	251	4,127	6,233
Common Stock Repurchased	(795,181)	—	—	—	—	(66,988)	(66,988)
Cash Dividends Declared ($1.72 per share)	—	—	—	—	(72,639)	—	(72,639)
Balance as of September 30, 2018	41,809,551	$577	$569,223	$(59,238)	$1,612,998	$(870,233)	$1,253,327

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2019			June 30, 2019			September 30, 2018
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.1	$—	1.19%	$2.9	$—	1.25%	$3.6	$—	1.09%
Funds Sold	121.1	0.7	2.12	123.6	0.8	2.34	281.9	1.4	1.93
Investment Securities
Available-for-Sale
Taxable	2,647.9	17.1	2.59	2,004.3	14.3	2.87	1,512.1	9.5	2.51
Non-Taxable	42.6	0.5	4.45	86.8	0.9	4.15	567.5	3.9	2.75
Held-to-Maturity
Taxable	2,873.7	18.5	2.57	3,358.0	21.0	2.50	3,413.7	19.3	2.26
Non-Taxable	65.2	0.4	2.72	193.0	1.5	3.08	236.1	1.9	3.16
Total Investment Securities	5,629.4	36.5	2.59	5,642.1	37.7	2.68	5,729.4	34.6	2.41
Loans Held for Sale	24.3	0.2	3.94	18.7	0.2	4.05	14.9	0.2	4.45
Loans and Leases [1]
Commercial and Industrial	1,383.8	14.4	4.14	1,385.7	14.9	4.31	1,279.4	13.0	4.04
Commercial Mortgage	2,423.7	26.2	4.28	2,386.3	25.9	4.35	2,180.5	23.0	4.19
Construction	126.0	1.6	5.10	125.3	1.7	5.51	187.0	2.2	4.65
Commercial Lease Financing	161.8	1.0	2.57	159.9	1.0	2.49	175.0	1.0	2.30
Residential Mortgage	3,809.6	36.5	3.83	3,730.4	36.0	3.87	3,563.5	34.0	3.82
Home Equity	1,689.2	16.1	3.79	1,694.9	16.2	3.83	1,622.4	15.7	3.83
Automobile	707.0	6.4	3.59	688.5	6.2	3.62	606.3	5.9	3.84
Other [2]	469.6	8.5	7.16	460.6	8.4	7.33	467.8	9.3	7.90
Total Loans and Leases	10,770.7	110.7	4.09	10,631.6	110.3	4.16	10,081.9	104.1	4.11
Other	35.0	0.3	2.66	35.0	0.2	2.40	38.9	0.4	3.74
Total Earning Assets [3]	16,583.6	148.4	3.56	16,453.9	149.2	3.63	16,150.6	140.7	3.47
Cash and Due from Banks	231.5			241.6			252.1
Other Assets	790.3			785.2			612.6
Total Assets	$17,605.4			$17,480.7			$17,015.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,950.2	1.1	0.15	$2,902.5	1.4	0.19	$2,999.5	1.3	0.17
Savings	6,122.0	8.8	0.57	6,002.0	8.9	0.60	5,482.4	3.8	0.28
Time	1,851.0	8.2	1.75	1,866.6	8.3	1.79	1,683.0	5.8	1.37
Total Interest-Bearing Deposits	10,923.2	18.1	0.66	10,771.1	18.6	0.69	10,164.9	10.9	0.43
Short-Term Borrowings	27.1	0.1	2.13	82.3	0.5	2.46	11.6	0.1	2.06
Securities Sold Under Agreements to Repurchase	513.8	4.3	3.24	504.3	4.7	3.63	504.3	4.7	3.62
Other Debt	110.6	0.7	2.62	110.6	0.7	2.57	208.5	0.8	1.60
Total Interest-Bearing Liabilities	11,574.7	23.2	0.79	11,468.3	24.5	0.85	10,889.3	16.5	0.60
Net Interest Income		$125.2			$124.7			$124.2
Interest Rate Spread			2.77%			2.78%			2.87%
Net Interest Margin			3.01%			3.04%			3.07%
Noninterest-Bearing Demand Deposits	4,407.5			4,391.7			4,655.6
Other Liabilities	333.8			350.5			219.9
Shareholders' Equity	1,289.4			1,270.2			1,250.5
Total Liabilities and Shareholders' Equity	$17,605.4			$17,480.7			$17,015.3

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $296,000, $601,000, and $1,265,000 for the three months ended September 30, 2019, June 30, 2019, and September 30, 2018, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2019			September 30, 2018
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.0	$—	1.49%	$3.2	$—	0.99%
Funds Sold	161.7	2.8	2.31	224.3	3.0	1.76
Investment Securities
Available-for-Sale
Taxable	2,086.5	43.0	2.75	1,556.9	27.6	2.36
Non-Taxable	135.3	3.8	3.73	585.1	12.1	2.76
Held-to-Maturity
Taxable	3,199.9	59.9	2.50	3,504.8	58.4	2.22
Non-Taxable	163.5	3.8	3.08	237.0	5.6	3.17
Total Investment Securities	5,585.2	110.5	2.64	5,883.8	103.7	2.35
Loans Held for Sale	18.5	0.6	4.06	14.6	0.5	4.23
Loans and Leases [1]
Commercial and Industrial	1,375.9	44.6	4.33	1,289.3	37.6	3.90
Commercial Mortgage	2,373.9	76.9	4.33	2,133.8	65.5	4.10
Construction	133.8	5.2	5.22	186.6	6.5	4.64
Commercial Lease Financing	160.9	3.0	2.45	178.0	3.0	2.25
Residential Mortgage	3,740.5	108.0	3.85	3,523.1	100.9	3.82
Home Equity	1,691.4	48.4	3.83	1,610.2	45.4	3.77
Automobile	688.0	18.6	3.62	574.1	17.1	3.99
Other [2]	459.9	24.8	7.21	455.4	26.9	7.89
Total Loans and Leases	10,624.3	329.5	4.14	9,950.5	302.9	4.07
Other	35.2	0.8	2.89	39.8	1.0	3.37
Total Earning Assets [3]	16,427.9	444.2	3.61	16,116.2	411.1	3.41
Cash and Due from Banks	237.9			244.0
Other Assets	776.3			604.9
Total Assets	$17,442.1			$16,965.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,930.9	4.0	0.18	$2,982.5	3.2	0.15
Savings	5,962.9	24.4	0.55	5,414.1	9.1	0.22
Time	1,807.6	23.6	1.75	1,700.6	15.7	1.23
Total Interest-Bearing Deposits	10,701.4	52.0	0.65	10,097.2	28.0	0.37
Short-Term Borrowings	46.8	0.9	2.40	17.2	0.2	1.73
Securities Sold Under Agreements to Repurchase	507.5	13.4	3.50	504.9	13.9	3.62
Other Debt	113.7	2.2	2.58	233.6	2.7	1.56
Total Interest-Bearing Liabilities	11,369.4	68.5	0.80	10,852.9	44.8	0.55
Net Interest Income		$375.7			$366.3
Interest Rate Spread			2.81%			2.86%
Net Interest Margin			3.05%			3.04%
Noninterest-Bearing Demand Deposits	4,454.9			4,653.2
Other Liabilities	342.0			216.4
Shareholders' Equity	1,275.8			1,242.6
Total Liabilities and Shareholders' Equity	$17,442.1			$16,965.1

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,878,000 and $3,907,000 for the nine months ended September 30, 2019 and September 30, 2018, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2019
	Compared to June 30, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$—	$(0.1)	$(0.1)
Investment Securities
Available-for-Sale
Taxable	4.3	(1.5)	2.8
Non-Taxable	(0.5)	0.1	(0.4)
Held-to-Maturity
Taxable	(3.0)	0.5	(2.5)
Non-Taxable	(0.9)	(0.2)	(1.1)
Total Investment Securities	(0.1)	(1.1)	(1.2)
Loans and Leases
Commercial and Industrial	(0.1)	(0.4)	(0.5)
Commercial Mortgage	0.6	(0.3)	0.3
Construction	—	(0.1)	(0.1)
Residential Mortgage	0.8	(0.3)	0.5
Home Equity	—	(0.1)	(0.1)
Automobile	0.2	—	0.2
Other [2]	0.2	(0.1)	0.1
Total Loans and Leases	1.7	(1.3)	0.4
Other	—	0.1	0.1
Total Change in Interest Income	1.6	(2.4)	(0.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.3)	(0.3)
Savings	0.2	(0.3)	(0.1)
Time	—	(0.1)	(0.1)
Total Interest-Bearing Deposits	0.2	(0.7)	(0.5)
Short-Term Borrowings	(0.3)	(0.1)	(0.4)
Securities Sold Under Agreements to Repurchase	0.1	(0.5)	(0.4)
Total Change in Interest Expense	—	(1.3)	(1.3)

Change in Net Interest Income	$1.6	$(1.1)	$0.5

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2019
	Compared to September 30, 2018
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.9)	$0.2	$(0.7)
Investment Securities
Available-for-Sale
Taxable	7.3	0.3	7.6
Non-Taxable	(4.9)	1.5	(3.4)
Held-to-Maturity
Taxable	(3.2)	2.4	(0.8)
Non-Taxable	(1.3)	(0.2)	(1.5)
Total Investment Securities	(2.1)	4.0	1.9
Loans Held for Sale	0.1	(0.1)	—
Loans and Leases
Commercial and Industrial	1.1	0.3	1.4
Commercial Mortgage	2.6	0.6	3.2
Construction	(0.8)	0.2	(0.6)
Commercial Lease Financing	(0.1)	0.1	—
Residential Mortgage	2.4	0.1	2.5
Home Equity	0.6	(0.2)	0.4
Automobile	0.9	(0.4)	0.5
Other [2]	0.1	(0.9)	(0.8)
Total Loans and Leases	6.8	(0.2)	6.6
Other	—	(0.1)	(0.1)
Total Change in Interest Income	3.9	3.8	7.7

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.2)	(0.2)
Savings	0.5	4.5	5.0
Time	0.6	1.8	2.4
Total Interest-Bearing Deposits	1.1	6.1	7.2
Securities Sold Under Agreements to Repurchase	0.1	(0.5)	(0.4)
Other Debt	(0.5)	0.4	(0.1)
Total Change in Interest Expense	0.7	6.0	6.7

Change in Net Interest Income	$3.2	$(2.2)	$1.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2019
	Compared to September 30, 2018
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(1.0)	$0.8	$(0.2)
Investment Securities
Available-for-Sale
Taxable	10.4	5.0	15.4
Non-Taxable	(11.5)	3.2	(8.3)
Held-to-Maturity
Taxable	(5.3)	6.8	1.5
Non-Taxable	(1.7)	(0.1)	(1.8)
Total Investment Securities	(8.1)	14.9	6.8
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	2.6	4.4	7.0
Commercial Mortgage	7.6	3.8	11.4
Construction	(2.0)	0.7	(1.3)
Commercial Lease Financing	(0.3)	0.3	—
Residential Mortgage	6.3	0.8	7.1
Home Equity	2.3	0.7	3.0
Automobile	3.2	(1.7)	1.5
Other [2]	0.3	(2.4)	(2.1)
Total Loans and Leases	20.0	6.6	26.6
Other	(0.1)	(0.1)	(0.2)
Total Change in Interest Income	10.9	22.2	33.1

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.8	0.8
Savings	1.0	14.3	15.3
Time	1.0	6.9	7.9
Total Interest-Bearing Deposits	2.0	22.0	24.0
Short-Term Borrowings	0.5	0.2	0.7
Securities Sold Under Agreements to Repurchase	0.1	(0.6)	(0.5)
Other Debt	(1.8)	1.3	(0.5)
Total Change in Interest Expense	0.8	22.9	23.7

Change in Net Interest Income	$10.1	$(0.7)	$9.4

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2019	2019	2018	2019	2018
Salaries	$33,458	$32,834	$33,308	$98,772	$99,281
Incentive Compensation	5,681	5,464	5,378	17,049	14,972
Share-Based Compensation	2,025	1,994	2,153	7,098	6,657
Commission Expense	1,760	1,704	1,034	4,394	3,260
Retirement and Other Benefits	4,185	4,580	3,925	13,872	12,944
Payroll Taxes	2,519	2,643	2,372	9,409	9,112
Medical, Dental, and Life Insurance	3,908	3,926	3,616	12,299	10,897
Separation Expense	809	366	(4)	1,549	1,229
Total Salaries and Benefits	$54,345	$53,511	$51,782	$164,442	$158,352

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018
Commercial
Commercial and Industrial	$1,361,011	$1,408,729	$1,331,345	$1,331,149	$1,314,609
Commercial Mortgage	2,477,296	2,411,289	2,381,213	2,302,356	2,237,020
Construction	154,754	119,228	132,775	170,061	176,447
Lease Financing	163,672	163,070	154,919	176,226	172,232
Total Commercial	4,156,733	4,102,316	4,000,252	3,979,792	3,900,308
Consumer
Residential Mortgage	3,846,511	3,785,006	3,702,553	3,673,796	3,596,627
Home Equity	1,681,951	1,694,577	1,698,666	1,681,442	1,625,208
Automobile	713,424	703,523	676,730	658,133	625,086
Other [1]	482,679	473,707	470,408	455,611	483,833
Total Consumer	6,724,565	6,656,813	6,548,357	6,468,982	6,330,754
Total Loans and Leases	$10,881,298	$10,759,129	$10,548,609	$10,448,774	$10,231,062

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018
Consumer	$7,893,454	$7,880,284	$7,944,793	$7,726,731	$7,627,527
Commercial	6,153,492	6,178,984	6,162,042	6,098,186	5,967,343
Public and Other	1,293,806	1,429,553	1,160,475	1,202,325	1,248,465
Total Deposits	$15,340,752	$15,488,821	$15,267,310	$15,027,242	$14,843,335

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$573	$552	$393	$542	$1,205
Commercial Mortgage	11,088	11,310	5,911	2,040	652
Total Commercial	11,661	11,862	6,304	2,582	1,857
Consumer
Residential Mortgage	4,258	4,697	5,599	5,321	6,359
Home Equity	2,787	2,486	2,797	3,671	3,673
Total Consumer	7,045	7,183	8,396	8,992	10,032
Total Non-Accrual Loans and Leases	18,706	19,045	14,700	11,574	11,889
Foreclosed Real Estate	2,939	2,737	3,225	1,356	1,909
Total Non-Performing Assets	$21,645	$21,782	$17,925	$12,930	$13,798

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$81	$—	$66	$10	$—
Total Commercial	81	—	66	10	—
Consumer
Residential Mortgage	$2,032	$1,859	$903	$2,446	$2,426
Home Equity	2,320	2,981	3,381	2,684	3,112
Automobile	582	607	734	513	829
Other [1]	1,076	963	1,033	914	1,727
Total Consumer	6,010	6,410	6,051	6,557	8,094
Total Accruing Loans and Leases Past Due 90 Days or More	$6,091	$6,410	$6,117	$6,567	$8,094
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$46,178	$48,563	$48,571	$48,731	$49,462
Total Loans and Leases	$10,881,298	$10,759,129	$10,548,609	$10,448,774	$10,231,062

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.17%	0.18%	0.14%	0.11%	0.12%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.20%	0.20%	0.17%	0.12%	0.13%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.28%	0.29%	0.16%	0.06%	0.05%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.15%	0.15%	0.18%	0.16%	0.19%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.25%	0.26%	0.23%	0.19%	0.21%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$21,782	$17,925	$12,930	$13,798	$15,157
Additions	1,035	6,186	8,217	4,509	2,030
Reductions
Payments	(984)	(441)	(989)	(3,759)	(415)
Return to Accrual Status	—	(1,344)	(316)	(605)	(1,420)
Sales of Foreclosed Real Estate	—	(374)	—	(653)	(1,301)
Charge-offs/Write-downs	(188)	(170)	(1,917)	(360)	(253)
Total Reductions	(1,172)	(2,329)	(3,222)	(5,377)	(3,389)
Balance at End of Quarter	$21,645	$21,782	$17,925	$12,930	$13,798

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2019	2019	2018	2019	2018
Balance at Beginning of Period	$114,494	$112,845	$115,010	$113,515	$114,168
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(239)	(206)	(449)	(815)	(1,140)
Commercial Mortgage	—	—	—	(1,616)	—
Consumer
Residential Mortgage	(7)	(51)	—	(62)	(100)
Home Equity	(215)	(145)	(124)	(655)	(259)
Automobile	(1,696)	(1,691)	(2,114)	(5,140)	(5,883)
Other [1]	(3,598)	(3,036)	(3,340)	(9,424)	(10,294)
Total Loans and Leases Charged-Off	(5,755)	(5,129)	(6,027)	(17,712)	(17,676)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	318	401	542	1,220	1,236
Consumer
Residential Mortgage	649	95	261	1,228	695
Home Equity	428	746	558	1,762	1,634
Automobile	660	908	616	2,449	1,953
Other [1]	714	628	752	2,046	2,077
Total Recoveries on Loans and Leases Previously Charged-Off	2,769	2,778	2,729	8,705	7,595
Net Loans and Leases Charged-Off	(2,986)	(2,351)	(3,298)	(9,007)	(10,081)
Provision for Credit Losses	4,250	4,000	3,800	11,250	11,425
Balance at End of Period [2]	$115,758	$114,494	$115,512	$115,758	$115,512

Components
Allowance for Loan and Lease Losses	$108,936	$107,672	$108,690	$108,936	$108,690
Reserve for Unfunded Commitments	6,822	6,822	6,822	6,822	6,822
Total Reserve for Credit Losses	$115,758	$114,494	$115,512	$115,758	$115,512

Average Loans and Leases Outstanding	$10,770,720	$10,631,558	$10,081,886	$10,624,311	$9,950,518

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.11%	0.09%	0.13%	0.11%	0.14%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.00%	1.00%	1.06%	1.00%	1.06%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
			Investment
			Services and
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Three Months Ended September 30, 2019
Net Interest Income	$66,648	$46,791	$9,641	$1,816	$124,896
Provision for Credit Losses	3,084	(130)	32	1,264	4,250
Net Interest Income After Provision for Credit Losses	63,564	46,921	9,609	552	120,646
Noninterest Income	22,964	8,739	13,663	1,141	46,507
Noninterest Expense	(59,358)	(21,330)	(15,840)	(3,821)	(100,349)
Income Before Provision for Income Taxes	27,170	34,330	7,432	(2,128)	66,804
Provision for Income Taxes	(6,547)	(8,560)	(1,959)	2,314	(14,752)
Net Income	$20,623	$25,770	$5,473	$186	$52,052
Total Assets as of September 30, 2019	$6,668,902	$4,145,717	$324,388	$6,533,133	$17,672,140

Three Months Ended September 30, 2018
Net Interest Income	$66,927	$46,240	$10,574	$(814)	$122,927
Provision for Credit Losses	3,229	69	—	502	3,800
Net Interest Income After Provision for Credit Losses	63,698	46,171	10,574	(1,316)	119,127
Noninterest Income	19,814	6,241	13,526	1,901	41,482
Noninterest Expense	(51,806)	(20,242)	(15,657)	(2,833)	(90,538)
Income Before Provision for Income Taxes	31,706	32,170	8,443	(2,248)	70,071
Provision for Income Taxes	(7,943)	(7,218)	(2,226)	4,249	(13,138)
Net Income	$23,763	$24,952	$6,217	$2,001	$56,933
Total Assets as of September 30, 2018	$6,246,126	$3,873,454	$340,793	$6,531,361	$16,991,734

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
			Investment
			Services and
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Nine Months Ended September 30, 2019
Net Interest Income	$200,019	$139,784	$29,685	$4,342	$373,830
Provision for Credit Losses	7,852	1,141	14	2,243	11,250
Net Interest Income After Provision for Credit Losses	192,167	138,643	29,671	2,099	362,580
Noninterest Income	65,305	22,738	41,767	5,826	135,636
Noninterest Expense	(163,968)	(63,545)	(49,200)	(9,418)	(286,131)
Income Before Provision for Income Taxes	93,504	97,836	22,238	(1,493)	212,085
Provision for Income Taxes	(22,883)	(22,507)	(5,862)	6,937	(44,315)
Net Income	$70,621	$75,329	$16,376	$5,444	$167,770
Total Assets as of September 30, 2019	$6,668,902	$4,145,717	$324,388	$6,533,133	$17,672,140

Nine Months Ended September 30, 2018
Net Interest Income	$197,007	$133,148	$30,987	$1,237	$362,379
Provision for Credit Losses	10,417	(276)	(60)	1,344	11,425
Net Interest Income After Provision for Credit Losses	186,590	133,424	31,047	(107)	350,954
Noninterest Income	58,665	17,395	41,941	8,814	126,815
Noninterest Expense	(158,344)	(60,432)	(48,264)	(8,673)	(275,713)
Income Before Provision for Income Taxes	86,911	90,387	24,724	34	202,056
Provision for Income Taxes	(21,707)	(20,782)	(6,518)	12,642	(36,365)
Net Income	$65,204	$69,605	$18,206	$12,676	$165,691
Total Assets as of September 30, 2018	$6,246,126	$3,873,454	$340,793	$6,531,361	$16,991,734

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2019	2019	2019	2018	2018
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$110,877	$110,401	$108,511	$107,404	$104,248
Income on Investment Securities
Available-for-Sale	17,512	15,072	13,432	13,043	12,588
Held-to-Maturity	18,796	22,149	21,921	21,482	20,821
Deposits	9	9	15	10	10
Funds Sold	656	730	1,444	727	1,393
Other	233	210	319	352	364
Total Interest Income	148,083	148,571	145,642	143,018	139,424
Interest Expense
Deposits	18,055	18,628	15,284	13,172	10,931
Securities Sold Under Agreements to Repurchase	4,257	4,623	4,571	4,671	4,667
Funds Purchased	146	512	157	440	33
Short-Term Borrowings	1	1	36	88	28
Other Debt	728	710	757	674	838
Total Interest Expense	23,187	24,474	20,805	19,045	16,497
Net Interest Income	124,896	124,097	124,837	123,973	122,927
Provision for Credit Losses	4,250	4,000	3,000	2,000	3,800
Net Interest Income After Provision for Credit Losses	120,646	120,097	121,837	121,973	119,127
Noninterest Income
Trust and Asset Management	10,930	11,385	10,761	10,558	10,782
Mortgage Banking	4,864	3,336	2,287	2,148	1,965
Service Charges on Deposit Accounts	7,592	7,283	7,364	7,562	7,255
Fees, Exchange, and Other Service Charges	14,900	14,252	14,208	14,576	14,173
Investment Securities Gains (Losses), Net	(1,469)	(776)	(835)	(841)	(729)
Annuity and Insurance	1,278	1,806	2,578	1,409	1,360
Bank-Owned Life Insurance	1,647	1,779	1,710	1,941	1,620
Other	6,765	6,385	5,606	4,755	5,056
Total Noninterest Income	46,507	45,450	43,679	42,108	41,482
Noninterest Expense
Salaries and Benefits	54,345	53,511	56,586	54,856	51,782
Net Occupancy	8,803	8,579	7,594	8,918	8,702
Net Equipment	7,637	6,895	6,833	6,364	6,116
Data Processing	4,676	4,727	4,526	5,151	4,241
Professional Fees	2,184	2,177	2,453	2,467	2,206
FDIC Insurance	1,257	1,290	1,269	1,336	2,057
Other	21,447	15,546	13,796	16,819	15,434
Total Noninterest Expense	100,349	92,725	93,057	95,911	90,538
Income Before Provision for Income Taxes	66,804	72,822	72,459	68,170	70,071
Provision for Income Taxes	14,752	15,903	13,660	14,259	13,138
Net Income	$52,052	$56,919	$58,799	$53,911	$56,933

Basic Earnings Per Share	$1.30	$1.40	$1.44	$1.30	$1.37
Diluted Earnings Per Share	$1.29	$1.40	$1.43	$1.30	$1.36

Balance Sheet Totals
Loans and Leases	$10,881,298	$10,759,129	$10,548,609	$10,448,774	$10,231,062
Total Assets	17,672,140	17,688,845	17,446,413	17,143,974	16,991,734
Total Deposits	15,340,752	15,488,821	15,267,310	15,027,242	14,843,335
Total Shareholders' Equity	1,291,490	1,285,948	1,269,690	1,268,200	1,253,327

Performance Ratios
Return on Average Assets	1.17%	1.31%	1.38%	1.26%	1.33%
Return on Average Shareholders' Equity	16.02	17.97	18.81	17.05	18.06
Efficiency Ratio [1]	58.55	54.69	55.22	57.75	55.07
Net Interest Margin [2]	3.01	3.04	3.12	3.10	3.07

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends					Table 15
	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2019		December 31, 2018		December 31, 2017
Hawaii Economic Trends
State General Fund Revenues [1]	$4,972.8	6.3%	$6,933.1	6.9%	$6,485.0	4.3%
General Excise and Use Tax Revenue [1]	$2,442.7	6.3%	$3,426.5	2.3%	$3,349.8	4.5%
Jobs [2]	643.1		660.0		664.5

				September 30,	December 31,
(spot rates)				2019	2018	2017
Unemployment [3]
Statewide, seasonally adjusted				2.7%	2.5%	2.1%

Oahu				2.6	2.2	1.7
Island of Hawaii				3.5	2.9	2.0
Maui				2.7	2.3	1.8
Kauai				2.7	2.3	1.7

			September 30,	December 31,
(percentage change, except months of inventory)			2019	2018	2017	2016
Housing Trends (Single Family Oahu) [4]
Median Home Price			(0.5)%	4.6%	2.7%	5.0%
Home Sales Volume (units)			0.8%	(7.7)%	6.3%	6.5%
Months of Inventory			3.5	2.8	2.1	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
August 31, 2019				928.2		9.8
July 31, 2019				997.9		6.2
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.6		0.5
January 31, 2019				820.6		3.0
December 31, 2018				910.1		3.4
November 30, 2018				782.0		4.3
October 31, 2018				770.4		4.4
September 30, 2018				724.9		3.5
August 31, 2018				845.1		3.2
July 31, 2018				939.4		5.3
June 30, 2018				897.1		7.3
May 31, 2018				804.1		7.0
April 30, 2018				803.0		6.6
March 31, 2018				903.6		12.5
February 28, 2018				778.6		10.3
January 31, 2018				796.5		5.4
December 31, 2017				879.7		6.2
November 30, 2017				749.5		7.5
October 31, 2017				737.6		2.9
September 30, 2017				700.5		4.9
August 31, 2017				818.6		4.8
July 31, 2017				891.9		6.8
June 30, 2017				835.9		4.5
May 31, 2017				751.2		4.5
April 30, 2017				753.0		7.5
March 31, 2017				802.8		2.1
February 28, 2017				706.1		2.5
January 31, 2017				756.0		4.9

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority